EXHIBIT 99.1

CERTIFICATION OF PERIODIC FINANCIAL REPORTS

The undersigned  hereby  certify,  to the best of their  knowledge,  pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), that:

1. The Quarterly Report on Form 10-Q of Novoste Corporation for the quarterly period ended June 30, 2002 as filed August 14, 2002 with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2. The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of Novoste Corporation.

     Date: August 14, 2002        s/ Thomas D. Weldon
                                  ----------------------------------------------
                                  Thomas D. Weldon, Chief Executive Officer of Novoste Corporation

     Date: August 14, 2002        s/ Edwin B. Cordell, Jr.
                                  ----------------------------------------------
                                  Edwin B. Cordell, Jr., Chief Financial Officer of Novoste Corporation





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